UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 09, 2023

Precision BioSciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38841	20-4206017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 East Pettigrew St. Suite A-100
Durham, North Carolina		27701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 919 314-5512

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000005 per share	DTIL	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 9, 2023, Precision BioSciences, Inc. (the “Company”) issued a press release (the “Release”) announcing its preliminary unaudited cash balance as of December 31, 2022 and its operational achievements for 2022. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 (including Exhibit 99.1) of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

The Company has also updated its corporate deck, which is available in the “Investors & Media” portion of the Company’s website at https://investor.precisionbiosciences.com.

The information in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On January 6, 2023, the Company announced the U.S. Food and Drug Administration (“FDA”) provided Type C feedback on the Company’s CMC processes and analytical methods for azercabtagene zapreleucel (“azer-cel”). Azer-cel is the Company’s lead allogeneic CAR T candidate being evaluated for relapsed or refractory (“R/R”) non-Hodgkin lymphoma (“NHL”) in subjects who have relapsed following CAR T treatment. As a result of the FDA’s feedback, the Company plans to continue enrollment in the ongoing Phase 1/2a clinical trial of azer-cel.

On January 9, 2023, the Company issued a press release to recap its 2022 accomplishments and outline 2023 corporate priorities and planned portfolio milestones.

In 2022, the Company entered into a new in vivo gene editing collaboration with Novartis focused on gene insertion for sickle cell disease and beta thalassemia, added $125 million to the Company’s balance sheet extending the Company’s cash runway, published the first non-human primate proof of concept data supporting further development of the Company’s HBV in vivo gene editing program, progressed on the Company’s partnered programs with Lilly and Novartis involving complex gene edits such as excision and gene insertion, and made clinical, manufacturing and regulatory progress on the Company’s allogeneic CAR T programs. In the latest cohort of the Company’s Phase 1b clinical study reported in mid-2022, azer-cel, or PBCAR0191, achieved a 100% overall response rate and 73% complete response to treatment. Results announced on June 8, 2022 (n=12) were as of May 31, 2022. No Grade 3 or greater cytokine release syndrome was observed in either dosing cohort. One Grade 3 immune effector cell-associated neurotoxicity syndrome was recorded in each cohort that rapidly resolved to Grade 1 within 24 to 48 hours. Two Grade 5 events associated with late occurring encephalopathy suspected to be related to fludarabine-associated neurotoxicity occurred. There was no evidence of graft versus host disease.

The Company’s management believes that, as of January 9, 2023, the Company’s existing cash and cash equivalents, expected operational receipts, and available credit will be sufficient to fund its operating expenses and capital expenditure requirements into 2025.

Key priorities and planned upcoming milestones for 2023 include the following.

•
The Company intends to progress azer-cel to a decision point for a Phase 2 trial in NHL subjects who have relapsed following autologous CAR T treatment following planned completion of the Phase 1b cohort for azer-cel to determine final dosing schedule, requesting FDA clinical meeting pending data, and completing Phase 1 dose escalation for PBCAR19B in the earlier line NHL setting. The Company expects to present a CAR T clinical update in the first quarter of 2023, based on patient accrual and follow-up.
•
The Company intends to advance its wholly owned PBGENE-HBV in vivo program to final clinical candidate enabling a target Clinical Trial Application (“CTA”) and/or Investigational New Drug (“IND”) filing in 2024. Data published in 2022 demonstrates that ARCUS efficiently targeted and degraded hepatitis B virus (“HBV”) cccDNA by 85% and durably reduced expression of HBV S-antigen by 77% in HBV-infected primary human hepatocytes (“PHH”) and optimized specificity of the ARCUS nuclease completely prevented detectable chromosomal translocations in the PHH model.

Using lipid nanoparticle (“LNP”) delivery, ARCUS nucleases showed high on-target editing and a robust decrease in viral DNA in both mouse and non-human primate models, along with 96% sustained reduction of HBV S-antigen in mice. The Company plans to present additional data at a scientific conference in 2023.
•
The Company intends to advance the first ARCUS in vivo gene editing program to clinical readiness and pursue, in partnership with iECURE, an ARCUS-mediated gene insertion approach as a potential treatment for neonatal onset ornithine transcarbamylase (“OTC”) deficiency. Non-human primate data presented by researchers from the University of Pennsylvania’s Gene Therapy Program demonstrated sustained gene insertion of a therapeutic OTC transgene one-year post-dosing in newborn and infant non-human primates with high efficiency. iECURE is targeting to file CTA and/or IND in the second half of 2023.
•
The Company intends to progress its key partnered programs with Novartis and Lilly toward IND, including Duchenne muscular dystrophy (“DMD”) and sickle cell disease.

As part of the previously announced ongoing strategic prioritization exercise for the Company’s in vivo research pipeline, it has made the decision to cease pursuit of PBGENE-PCSK9 for familial hypercholesterolemia (“FH”) with iECURE as its partner and, while the Company expects to continue to pursue gene knock-out programs opportunistically, the Company intends to prioritize programs involving complex edits, as with the HBV and DMD programs, and gene insertion (adding a functional copy of a gene) as exemplified by the partnered OTC program. PCSK9 for FH remains a wholly-owned program, and the Company is monitoring the regulatory landscape as it considers FH as well as several potential cardiovascular disease indications in its pipeline prioritization exercise. Additionally, work on the PBGENE-PH1 program progressed as planned in 2022. The Company has clinical candidates ready to proceed to the next stage of IND enabling studies. Based on the Company’s new prioritized focus as well as the evolving treatment paradigm for primary hyperoxaluria type 1 (“PH1”), the Company has made the choice to look for a partner in the kidney disease arena for further development of PBGENE-PH1 and will no longer develop the program on its own.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the research advancement, clinical development and regulatory review of our product candidates, the expected timing of updates regarding our CAR T and in vivo gene editing programs, the expected timing of our communications with regulators, expected efficacy and benefit of our product candidates and programs, expectations about our operational initiatives and our business strategy, achieving key milestones and additional collaborations, and expectations regarding our cash balance and ability to fund operating expenses and capital expenditure requirements. The words “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “goal,” “intend,” “look,” “may,” “mission,” “plan,” “possible,” “potential,” “predict,” “project,” “promise,” “pursue,” “should,” “target,” “will,” “would,” and other similar words or expressions, or the negative of these words or similar words or expressions, are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions.

Forward-looking statements are based on management’s current expectations, beliefs and assumptions and on information currently available to us. These statements are neither promises nor guarantees, but involve number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various important factors, including, but not limited to: our ability to become profitable; our ability to procure sufficient funding and requirements under our current debt instruments and effects of restrictions thereunder; risks associated with raising additional capital; our operating expenses and our ability to predict what those expenses will be; our limited operating history; the success of our programs and product candidates in which we expend our resources; our limited ability or inability to assess the safety and efficacy of our product candidates; our dependence on our ARCUS technology; the risk that other genome-editing technologies may provide significant advantages over our ARCUS technology; the initiation, cost, timing, progress, achievement of milestones and results of research and development activities, preclinical studies and clinical trials; public perception about genome editing technology and its applications; competition in the genome editing, biopharmaceutical, and biotechnology fields; our or our collaborators’ ability to identify, develop and commercialize product candidates; pending and potential liability lawsuits and penalties against us or our collaborators related to our technology and our product candidates; the U.S. and foreign regulatory landscape applicable to our and our collaborators’ development of product candidates; our ability to obtain orphan drug designation or fast track designation for our product candidates or to realize the expected benefits of these designations; our or our collaborators’ ability to obtain and maintain regulatory approval of our product candidates, and any related restrictions, limitations and/or warnings in the label of an approved product candidate; our or our collaborators’ ability to advance product candidates into, and successfully design, implement and complete, clinical or field trials; potential manufacturing problems associated with the development or commercialization of any of our product candidates; our ability to obtain an adequate supply of T cells from qualified donors; our ability to achieve our anticipated operating efficiencies at our manufacturing facility; delays or difficulties in our and our collaborators’ ability to enroll patients; changes in interim “top-line” and initial data that we announce or publish; if our product candidates do not work as intended or cause undesirable side effects; risks associated with applicable healthcare, data protection, privacy and security regulations and our compliance therewith; the rate and degree of market acceptance of any of our product candidates; the success of our existing collaboration agreements, and our ability to enter into new collaboration arrangements; our current and future relationships with and reliance on third parties including suppliers and manufacturers; our ability to obtain and maintain intellectual property protection for our technology and any of our product candidates; potential litigation relating to infringement or misappropriation of intellectual property rights; our ability to effectively manage the growth of our operations; our ability to attract, retain, and motivate key executives and personnel; market and economic conditions; effects of system failures and security breaches; effects of natural and manmade disasters, public health emergencies and other natural catastrophic events; effects of COVID-19 pandemic and variants thereof, or any pandemic, epidemic or outbreak of an infectious disease; effects of sustained inflation, supply chain disruptions and major central bank policy actions; insurance expenses and exposure to uninsured liabilities; effects of tax rules; risks related to ownership of our common stock and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022, as any such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investors page of our website under SEC Filings at investor.precisionbiosciences.com.

All forward-looking statements speak only as of the date of this Current Report on Form 8-K and, except as required by applicable law, we have no obligation to update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Precision BioSciences, Inc., dated January 9, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION BIOSCIENCES, INC.

Date:	January 9, 2023	By:	/s/ John Alexander Kelly
John Alexander Kelly Chief Financial Officer